UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 11, 2006

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-26277	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On April 11, 2006, WPCS International Incorporated (the "Company") entered into a purchase agreement with four selected institutional investors for the registered direct sale of 876,931 shares of common stock at an offering price of $7.00 dollars per share. The closing of the purchase and sale of the shares of common stock occurred on April 12, 2006.

The Company paid the placement agent of the offering, Punk, Ziegel & Company, a cash fee of 6.5% of the proceeds of the offering.

The Company is making the sale pursuant to a registration statement on Form SB-2 (File No. 333-131650) declared effective by the Securities and Exchange Commission on April 11, 2006. The Company filed with the Securities and Exchange Commission a prospectus supplement dated April 12, 2006 for this offering pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended. This filing is neither an offer to sell nor the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction. The offering may be made only by means of the prospectus supplement and the accompanying prospectus. The foregoing description of the offering does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement attached hereto as an Exhibit.

The Company also entered into a waiver agreement with the institutional investors in the Company’s November 2004 private placement. Pursuant to the waiver, the parties agreed to modify the registration rights agreement associated with the common stock and warrants issued in November 2004 affected by EITF 00-19. This modification will eliminate the provision for penalties resulting from not maintaining the effectiveness of the registration statement related to these common shares and shares underlying the warrants.

A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Purchase Agreement, dated as of April 11, 2006
10.2	Waiver, dated as of April 11, 2006
99.1	Press Release, dated April 12, 2006, issued by WPCS International Incorporated.

SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERANTIONAL INCORPORATED

Dated: April 12, 2006	By:	/s/ ANDREW HIDALGO
Andrew Hidalgo
President